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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 22, 2001
Date of Report (Date of earliest event reported)

ConAgra Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive, Omaha, Nebraska	68102-5001
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code
 (402) 595-4000

Item 5.  Other Events.

    On June 22, 2001, ConAgra Foods, Inc. issued a press release, attached hereto as Exhibit 99.1, relating to the company's filing of restated financial statements and the impact of changes in accounting. ConAgra Foods also issued a press release on June 22, 2001, attached hereto as Exhibit 99.2, relating to the company's near term trends and fiscal 2002 outlook. A Question and Answer document posted on the company's website is also attached hereto as Exhibit 99.3.

Item 7.  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued June 22, 2001
99.2	Press Release issued June 22, 2001
99.3	Question and Answer

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 22, 2001	CONAGRA FOODS, INC.
	By:	/s/ JAMES P. O'DONNELL
Name: James P. O'Donnell
Title: Executive Vice President, Chief Financial Officer and Corporate Secretary

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE